UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2021

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700 Denver Colorado	80203
(Address of principal executive offices)	(Zip Code)

(303)295-3995

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	XEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On September 29, 2021, Cimarex Energy Co. (“Cimarex”) held a virtual special meeting of stockholders (the “Special Meeting”). At the Special Meeting, Cimarex stockholders voted on (i) a proposal to adopt the Agreement and Plan of Merger, dated as of May 23, 2021, as amended on June 29, 2021 (the “Merger Agreement”), among Cabot Oil & Gas Corporation (“Cabot”), Double C Merger Sub, Inc., and Cimarex (such proposal, the “Merger Proposal”), (ii) a proposal to adopt an amendment to Cimarex’s Amended and Restated Certificate of Incorporation relating to Cimarex’s 8 1/8% Series A Cumulative Perpetual Convertible Preferred Stock, par value $0.01 per share (“Cimarex Preferred Stock”), that would give the holders of Cimarex Preferred Stock the right to vote with the holders of common stock, par value $0.01 per share, of Cimarex (“Cimarex Common Stock”) as a single class on all matters submitted to a vote of such holders of Cimarex Common Stock (the “Charter Amendment Proposal”) and (iii) a proposal to approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to Cimarex’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement (the “Non-Binding Compensation Advisory Proposal” and, together with the Cimarex Merger Proposal and the Cimarex Charter Amendment Proposal, the “Proposals”).

The Proposals are described in more detail in Cimarex’s and Cabot’s joint proxy statement/prospectus, filed with the U.S. Securities and Exchange Commission on June 30, 2021 and declared effective on August 23, 2021. As of August 10, 2021, the record date for the Special Meeting, there were 102,826,233 shares of Cimarex common stock outstanding. At the Special Meeting, 89,418,307 shares of Company common stock were represented virtually or by proxy and, therefore, a quorum was present.

The Merger Proposal was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
81,025,887	8,367,612	24,808	N/A

The Charter Amendment Proposal was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
80,895,279	8,413,075	109,951	N/A

The Non-Binding Compensation Advisory Proposal was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
77,112,147	11,910,664	395,485	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: September 29, 2021	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel